UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2011
                                                          --------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


  Microwave Filter Company, Inc. held its Annual Meeting of Shareholders on March 30, 2011. The following proposals were submitted to a vote of shareholders and were approved:


Proposal No. 1 -  Election of Directors

  The shareholders elected three individuals to the Board of Directors as set forth below:

                                  Votes            Votes           Broker
                                   For            Withheld        Non-Votes
                               ___________       __________      ___________

Carl F. Fahrenkrug               373,659           15,756         1,902,407

Daniel P. Galbally               295,548           93,867         1,902.407

Frank S. Markovich               301,998           87,417         1,902,407


Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accountants

  The shareholders voted to ratify the appointment of EFP Rotenberg, LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2011, as set forth below:

Votes for            2,266,314
Votes against           23,291
Abstentions              2,217










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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: March 31, 2011               By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer


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